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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) June 30, 1997



                          Federal Realty Investment Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    District of Columbia                1-7533                    52-0782497
----------------------------          -----------            ------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


1626 East Jefferson Street, Rockville, Maryland                   20852-4041
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code:  301/998-8100
                                                            ------------



Exhibit Index appears on Page 3.
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Item 5.    Other Events

           Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 1997.


Item 7.    Financial Statements and Exhibits

    (c)    Exhibits.

           99  Supplemental portfolio information at June 30, 1997



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FEDERAL REALTY INVESTMENT TRUST



Date:  July 30, 1997                     /s/ Cecily A. Ward
                                         --------------------------
                                         Cecily A. Ward
                                         Vice President, Controller

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                                 EXHIBIT INDEX


Exh No.    Exhibit                                              Page No.
-------    -------                                              --------

 99        Supplemental portfolio information at June 30, 1997      4





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